                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 25, 1999



                                WAVO Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



    Indiana                   0-24858                            86-0491428
---------------             -----------                     -------------------
(State or other             (Commission                       (I.R.S.Employer
Jurisdiction of              File No.)                      Identification No.)
Incorporation)




            3131 E. Camelback Rd., Suite 320, Phoenix, Arizona 85016
            --------------------------------------------------------
              (Address and Zip Code of Principal Executive Offices)


       Registrant's telephone number, including area code: (602) 952-5500


                                   WavePhore, Inc.
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5.    OTHER EVENTS.

         On May 25, 1999, the Company held its Annual Meeting of Shareholders at which the following matters were voted upon:

         1. ELECTION OF DIRECTORS

         All five management nominees for election as Directors were unopposed and were elected by the following votes:

DIRECTOR                           SHARES FOR           SHARES WITHHELD
--------                           ----------           ---------------
David E. Deeds                     24,185,185              2,235,922
R. Glenn Williamson                24,213,294              2,207,813
Kenneth D. Swenson                 24,218,827              2,202,280
Glenn Scolnik                      24,211,729              2,209,378
J. Robert Collins                  24,219,249              2,201,858



         2. PROPOSAL TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO "WAVO CORPORATION."

              The Proposal was approved as follows:

FOR                       AGAINST              ABSTAIN         BROKER NON-VOTES
26,156,544               204,968                59,595                --




         3. PROPOSAL TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, WITHOUT PAR VALUE, FROM 50 MILLION TO 100 MILLION SHARES.

              The Proposal was approved as follows:

FOR                      AGAINST               ABSTAIN         BROKER NON-VOTES
---                      -------               -------         ----------------
25,394,819               873,069               153,219                --



         4. PROPOSAL TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 10 MILLION TO 25 MILLION SHARES.

                  The Proposal was approved as follows:

FOR                       AGAINST             ABSTAIN         BROKER NON-VOTES
---                       -------             -------         ----------------
7,273,374                3,314,126             193,321            15,640,286



         5. PROPOSAL TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO DELETE THE DESIGNATION OF THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ALL SERIES OF PREFERRED SHARES OTHER THAN THE COMPANY'S SERIES 1994 CUMULATIVE CONVERTIBLE PREFERRED SHARES.

                  The Proposal was approved as follows:

FOR                   AGAINST               ABSTAIN            BROKER NON-VOTES
---                   -------               -------            ----------------
9,864,568             532,315               383,938              15,640,286



         6. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1997 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES WHICH MAY BE ISSUED IN THE AGGREGATE UNDER THE PLAN, AND TO INCREASE THE NUMBER OF SHARES AND THE AMOUNT OF CASH WHICH MAY BE AWARDED IN ANY YEAR TO ANY ONE PARTICIPANT.

                  The Proposal was approved as follows:


FOR                  AGAINST               ABSTAIN             BROKER NON-VOTES
---                  -------               -------             ----------------
7,048,515           3,482,306              250,000               15,640,286



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.


Exhibit Number             Description                                                 Page
--------------             -----------                                                 ----
3.1                        Amended and Restated Articles of Incorporation               5

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WAVO CORPORATION


Dated: June 4, 1999                  /s/David E. Deeds
                                     -------------------------------------
                                     David E. Deeds, Chairman,
                                     Chief Executive Officer and President

                                 Exhibit Index


Exhibit Number             Description                                                 Page
--------------             -----------                                                 ----
3.1                        Amended and Restated Articles of Incorporation               6